UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United States Steel Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following post was made available on U. S. Steel’s internal “X App” on March 24, 2025.

U. S. Steel Communications

U. S. Steel
DEFINITIVE PROXY FILING
March 24, 2025

U. S. Steel Issues Stockholder Letter for Annual Meeting of Stockholders

On Behalf of Dave Burritt

U. S. Steel
David B. Burritt
PRESIDENT & CHIEF EXECUTIVE OFFICER

Dear Colleagues,

This morning, U. S. Steel issued a press release highlighting a letter to stockholders and the definitive proxy statement filed in connection with our Annual Meeting of Stockholders on May 6th, 2025. The letter highlights the extraordinary value our Board and management team have delivered, including by executing a transformation of our business into the modern, innovative steelmaker that we are today and conducting the robust strategic alternatives review process that secured our partnership with Nippon Steel to ensure a strong U. S. Steel for generations to come.

As we communicated previously, this year's Annual Meeting is particularly important because one of our stockholders, Ancora Holdings Group ("Ancora"), an activist hedge fund, is attempting to take control of our Company by replacing our Board of Directors with a slate of unqualified, subpar nominees. Our letter contains further information about why replacing any of our director nominees with an Ancora nominee is not in the best interests of our Company or our stockholders.

For those employees who own U. S. Steel stock, you will be receiving the proxy materials and letter to stockholders in the mail in the coming days, and we encourage you to vote "FOR" our Board's highly qualified director nominees on the WHITE proxy card. If you are a stockholder and have any questions or need assistance in voting your stock, please call our proxy solicitor, Innisfree M&A Incorporated, at 888-750-5884 (toll-free from the U.S. and Canada) or +1-412-232-3651 (from other countries). Every vote counts.

This is a critical time in our business as we work to close our historic partnership with Nippon Steel, and it is important that our Board is able finish the job of delivering maximum value for our Company and our stockholders.

Forward-Looking Statements

This communication contains information regarding the Company that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, anticipated capital expenditures, the construction or operation of new or existing facilities or capabilities and the costs associated with such matters, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the merger between the Company and Nippon Steel Corporation (the “Merger”), including the timing of the completion of the Merger. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the Merger on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the Merger (the “Merger Agreement”); risks arising from litigation related to the Merger, either brought by or against the parties; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Merger and related litigation; certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the Merger; the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending Merger could distract management of the Company. The Company directs readers to Item 1A of the Annual Report on Form 10-K for the year ending December 31, 2024, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this report is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law. References to “U. S. Steel,” the “Corporation,” the “Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context. U. S. Steel does not incorporate into this document the contents of any website References throughout this document to greenhouse gas (“GHG”) emissions refer to Scope 1 and Scope 2 emissions.

IMPORTANT ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION:

United States Steel Corporation (the “Company”) has filed a definitive proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting the “2025 Annual Meeting”) and its solicitation of proxies for the Company’s director nominees and for other matters to be voted on. The Company may also file other relevant documents regarding its solicitation of proxies for the 2025 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, ALONG WITH ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY ARE FILED, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company’s stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Company with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by Company with the SEC also may be obtained, without charge, by directing a request to United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone 412-433-1121, or from the Company’s website www.ussteel.com.

Participants in Solicitation

The Company, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Proxy Statement, including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Proposal 2: Advisory Vote on Executive Compensation,” “Compensation & Organization Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Potential Payments Upon Termination or Change in Control,” “CEO Pay Ratio,” “Pay Versus Performance,” “Stock Ownership of Directors and Executive Officers,” and “Stock Ownership of Certain Beneficial Owners.” To the extent holdings by our directors and executive officers of Company securities reported in the Proxy Statement have changed, such changes will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.